UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	JANUARY 30, 2003

EQUITABLE RESOURCES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Oxford Centre, Suite 3300, 301 Grant Street, Pittsburgh, Pennsylvania	15219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(412) 553-5700

NONE
(Former name or former address, if changed since last report)

Item 5.            Other Events

                        On January 30, 2003, Equitable Resources, Inc. (“Equitable”) issued a press release announcing the results of its fourth quarter and full year 2002 earnings.  A copy of Equitable’s press release is attached hereto as an Exhibit (99) and is incorporated in this report by reference.

SIGNATURE

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

	By	/s/ David L. Porges
David L. Porges
Executive Vice President and
Chief Financial Officer

January 30, 2003

EXHIBIT INDEX

Exhibit No.	Document Description

99	Press release dated January 30, 2003 issued by Equitable Resources, Inc.